Intangible Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2019
Disclosure Of Intangible Assets [Abstract]
Intangible Exploration and Evaluation Assets

12. INTANGIBLE EXPLORATION AND EVALUATION ASSETS

The following table reconciles the changes in TransGlobe's exploration and evaluation assets:

($000s)	2019	2018
Balance, beginning of year	36,266	41,478
Additions to exploration and evaluation assets	5,377	9,288
Impairment loss	(7,937)	(14,500)
Balance, end of year	33,706	36,266

For the year ended December 31, 2019, the Company recorded a non-cash impairment loss of $7.9 million on its exploration and evaluation assets, which included an $8.3 million impairment loss on the South Alamein concession and $0.4 million of impairment recovery on the North West Sitra concession.

The Company was unsuccessful in its attempts to secure military approval to access its desired drilling location in South Alamein. Based on the 2017 well results in the Boraq area, the limited commerciality of the original Boraq 2 discovery (2009) and continued access restrictions in the eastern area of the concession, the Company had fully impaired the remaining carrying value of South Alamein of $8.3 million and relinquished the concession in 2019.

In 2018 the Company recorded an impairment loss of $14.5 million on its exploration and evaluation assets which was fully related to the North West Sitra concession. During the third quarter of 2019, the Company received a final settlement report from EGPC regarding the relinquished North West Sitra concession. The final settlement report resulted in a reduction of the original impairment loss recognized by $0.4 million.

Exploration and evaluation assets as at December 31, 2019 includes $29.2 million in South Ghazalat (December 31, 2018 - $23.2 million), $nil in South Alamein (December 31, 2018 - $12.5 million), $4.0 million in Northwest Gharib (December 31, 2018 - $nil) and $0.5 million in Canada (2018 - $0.5 million).